Exhibit C.13.7.1
                            FIRST AMENDMENT


     This First Amendment, dated as of April 10, 1990, to the several Bond Purchase Agreements (collectively, as in effect prior to this First Amendment, the "Original Bond Purchase Agreement"), each dated as of July 1, 1989, between Yankee Gas Services Company, a specially chartered Connecticut corporation (the "Company") and each of the purchasers (the "Purchasers") of the Company's Series A Bonds due 1993-2003 (the "Series A Bonds"), by and among the Company and the Purchasers;

                              WITNESSETH

     WHEREAS, the parties hereto desire to amend certain provisions of the Original Bond Purchase Agreement to correct certain section references;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. Section 4.2(a) of the Original Bond Purchase Agreement is hereby amended and restated in its entirety as follows:

     "(a) Covenant Compliance-the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Section 5.25 of this Agreement, and
     Section 14.06 and Section 14.07 of the Indenture, during the period covered by the income statement then being furnished, together with information showing Net Earnings for Interest, and the interest charges on all bonds of all series Outstanding under the Indenture, for the period covered by the income statement then being furnished; and"

     2. Section 5.9(a)(iii) of the Original Bond Purchase Agreement is hereby amended and restated in its entirety as follows:

     "(iii)  default in the performance of any covenant set forth in Section
     5.25 of this Agreement, or Article 5, Section 12.01 or Section 14.06 of the Indenture, or breach of any representation or warranty set forth in the Bond Purchase Agreement; or"

     3. The second sentence of Section 5.20 of the Original Bond Purchase Agreement is hereby amended and restated in its entirety as follows:

     (Nothing in this Section 5.20 shall be deemed to affect the Company's obligation to make payments in the manner provided in Section 5.4 of this Agreement.)

     4. The second sentence of Section 5.23 of the Original Bond Purchase Agreement is hereby amended and restated in its entirety as follows:

     "Executed or true and correct copies of any waiver or consent effected pursuant to the provisions of this Section 5.23, or any supplemental indenture effected pursuant to Article 13 of the Indenture, shall be delivered by the Company to each Holder of Outstanding Series A Bonds forthwith following the date on which the same shall have become executed and delivered by the parties thereto."

     5. Section 5.25 of the Bond Purchase Agreement is hereby amended by amending and restating the last sentence of Section 5.25 in its entirety as follows:

     'The provisions of this Section 5.25 shall not prevent the payment of any dividend on the Company's common stock within 60 days after the date of declaration thereof, if at such date of declaration such payment complied with the provisions of this Section 5.25."

     6. Except as set forth in this First Amendment, none of the terms or provisions of either the Original Note Purchase Agreement or the Series A Bonds shall be deemed to be modified hereby, and each of the Original Bond Purchase Agreement, as modified herein, and the Series A Bonds issued to the Purchasers, shall continue in full force and effect.

     7. This First Amendment embodies the entire agreement and understanding among the Company and the Purchasers with regard to the matters set forth herein, and supersedes all prior agreements and undertakings relating to such matters.

     8. This First Amendment shall be governed by, and construed and enforced in accordance with, the internal laws of the state of Connecticut.

     9. This First Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their authorized officers as of the date first written above.

                              YANKEE GAS SERVICES COMPANY


                              By:
                              Name:
                              Title:


                              THE TRAVELERS INSURANCE COMPANY


                              By:
                              Name:
                              Title:


                              THE TRAVELERS INDEMNITY COMPANY


                              By:
                              Name:
                              Title:

                              THE TRAVELERS LIFE AND ANNUITY COMPANY


                              By:
                              Name:
                              Title:


                              THE TRAVELERS INDEMNITY COMPANY OF RHODE ISLAND


                              By:
                              Name:
                              Title:


                              ALLSTATE LIFE INSURANCE COMPANY


                              By:
                              Name:
                              Title:

                              By:
                              Name:
                              Title:


                              ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK


                              By:
                              Name:
                              Title:

                              By:
                              Name:
                              Title:


                              GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


                              By:
                              Name:
                              Title:

                              By:
                              Name:
                              Title:


                              THE GREAT-WEST LIFE ASSURANCE COMPANY


                              By:
                              Name:
                              Title:

                              By:
                              Name:
                              Title:


                              JEFFERSON - PILOT LIFE INSURANCE COMPANY


                              By:
                              Name:
                              Title:


                              KNIGHTS OF COLUMBUS


                              By:
                              Name:
                              Title:


                              AID ASSOCIATION FOR LUTHERANS


                              By:
                              Name:
                              Title:


                              MINNESOTA MUTUAL LIFE INSURANCE COMPANY


                              By:
                              Name:
                              Title:


                              MINNESOTA MUTUAL FIRE & CASUALTY COMPANY


                             By:  MIMLIC Asset Management Company


                             By:
                             Name:
                             Title:


                             MINISTERS LIFE - A MUTUAL LIFE INSURANCE COMPANY


                              By:  MIMLIC Asset Management Company

                              By:
                              Name:
                              Title:


                              NATIONAL TRAVELERS LIFE COMPANY


                              By:  MIMLIC Asset Management Company

                              By:
                              Name:
                              Title:


                              THE RELIABLE INSURANCE COMPANY


                              By:  MIMLIC Asset Management Company

                              By:
                              Name:
                              Title:


                              SONS OF NORWAY


                              By:  MIMLIC Asset Management Company

                              By:
                              Name:
                              Title:


                              CONGRESS LIFE INSURANCE COMPANY


                              By:  MIMLIC Asset Management Company

                              By:
                              Name:
                              Title:


                              STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA


                              By:
                              Name:
                              Title:


                              TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA


                              By:
                              Name:
                              Title:


	                              WOODMEN ACCIDENT AND LIFE COMPANY


                              By:
                              Name:
                              Title: